EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                         IAI CAPITAL APPRECIATION FUND,
                            IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                     [LOGO]
                                IAI MUTUAL FUNDS

                                TABLE OF CONTENTS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                    IAI MIDCAP GROWTH FUND SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

  Chairman's Letter...............................2

  Fund Managers' Reviews

      IAI CAPITAL APPRECIATION FUND...............4

      IAI EMERGING GROWTH FUND....................6

      IAI GROWTH FUND.............................8

      IAI MIDCAP GROWTH FUND.....................10

  Fund Portfolios

      IAI CAPITAL APPRECIATION FUND..............12

      IAI EMERGING GROWTH FUND...................14

      IAI GROWTH FUND............................17

      IAI MIDCAP GROWTH FUND.....................19

  Notes to Fund Portfolios.......................21

  Statements of Assets and Liabilities...........26

  Statements of Operations.......................28

  Statements of Changes in Net Assets............30

  Financial Highlights

      IAI CAPITAL APPRECIATION FUND..............32

      IAI EMERGING GROWTH FUND...................33

      IAI GROWTH FUND............................34

      IAI MIDCAP GROWTH FUND.....................35

  Notes to Financial Statements..................36

  IAI Mutual Fund Family.........................42

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,

  Directors.......................Inside Back Cover


                                CHAIRMAN'S LETTER

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


 CALM AFTER THE STORM

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The milestones keep coming faster and faster. The Dow Jones Industrial Average broke the 5,000 barrier last November. Less than a year later, the Dow has now broken through 6,000. That's pretty remarkable when you consider that the Dow Jones Industrial Average was under 1,000 as recently as 1982.

There are many reasons to remain optimistic about the financial markets. After a strong second quarter, the U.S. economy seems to be moderating its pace, growing fast enough to generate corporate profits, but not so fast to bring back inflation. Interest rates have stabilized, as the Federal Reserve Board took no action before the presidential election, calming the market.

Still, the road hasn't always been smooth in 1996. The first half of this summer was an eye-opener for many investors. After reaching a high of 5780 on May 22, the Dow Jones Industrial Average fell about 7 percent by the end of July--more, if you count swings in intra-day trading. And small cap stocks, those that typically trade on NASDAQ, fell as much as 20 percent. The reason for the turbulence was investor fears, generated by job growth data and increases in commodity prices, that the economy was becoming overheated. Corporate profits in the second quarter rose sharply. According to Business Week, corporate profits rose 11 percent during the second quarter of 1996, compared to the same period in 1995. In a pattern that often confounds politicians, good news in the economy is often bad news on Wall Street.

Just remember, though, that stock market corrections are normal. They're even healthy, because they allow investors to buy stocks at temporarily depressed prices. For two months, the Dow fell steadily from 5780 in May to less than 5300 in July before rallying in early August back to the 5700 level. Of course, nobody knows when the market will hit bottom. Many Wall Street pundits told the media that the stock market was headed lower, perhaps much lower. But they were wrong, as is often the case.

We don't recommend that you try to time the market. Even the pros can't get it right consistently. That's why dollar cost averaging is such a good strategy. By contributing a fixed amount into the market each month, your money buys more shares when the market is low and fewer shares when the market is high. This simple yet time honored method typically allows you to purchase shares at a lower average cost.

Another way to minimize the impact of market turbulence is to make sure that you are properly diversified. The fixed income market typically offers stability to a portfolio, and is particularly appropriate for those investors who rely on income as opposed to price appreciation. The international equity markets also offer a way to diversify your portfolio, since the economies in other parts of the world are in different stages than the U.S. economy.

Over the next six months, the markets will undoubtedly be affected by the results of the U.S. presidential election as well as uncertainties regarding the new Congress. And, as we've seen so far in 1996, there is great potential for volatility. But the markets continue to demonstrate a remarkable resiliency.



                                CHAIRMAN'S LETTER

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy has been stuck in a pattern of mini-cycles where periods of strength are followed by periods of weakness. After expanding at a rate of about 3.4% in the first half of this year, growth has slowed to 2.2% in the third quarter and may be somewhat slower than that pace in the fourth quarter.

Recognizing the ebb and flow of the economy is critical to understanding the recent behavior of the financial markets. The U.S. economy is operating only slightly below its non-inflationary capacity. An extended period of real strength would push resource utilization beyond its limits, producing higher inflation, a tighter Federal Reserve policy, rising interest rates and an eventual recession. Pauses, such as the one we are currently experiencing, help extend the cycle and postpone these events. Thus, the markets respond favorably to signs of a slowdown, as long as the slowdown does not go too far.

Lower growth rates in the second half of the year should relieve some inflationary pressures without seriously damaging the expansion. New job creation has slowed in the last two months, but remains on a upward trend. The unemployment rate of 5.2% is close to a seven-year low, but labor costs are still contained. Consumer confidence remains high, but spending has slowed as consumers re-liquefy. Money and credit growth are providing ample liquidity, but the excesses of earlier this year are dissipating. Commodity prices (including the price of gold) appear to be headed lower, the budget deficit is at its lowest level in 15 years and the U.S. dollar is firm. Overall, the slowdown helps to preserve a favorable economic background for stocks and bonds.

Eventually this cycle will end in its usual way, with an overheating economy, higher inflation, tighter monetary policy and a recession. Although this is not likely to develop in the next six months, investors should remember that the current pause is sure to be followed by renewed strength along with a pullback in the markets. With this in mind, it is important to focus on a long-term financial plan and not react to the emotions of the moment. Instead, periods of volatility should be used to realign a well diversified portfolio or invest cash reserves. In the months immediately ahead, we expect the firming trend of stock and bond prices to continue.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on each Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/S/ NOEL P. RAHN
NOEL P. RAHN
CHAIRMAN



                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION
FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
COMMERCIAL SERVICES 16.5%
ELECTRONIC TECHNOLOGY 13.2%
TECHNOLOGY SERVICES 11.2%
FINANCIAL 9.9%
NON-ENERGY MINERALS 8.1%


FUND OBJECTIVE

The investment objective of the IAI Capital Appreciation Fund is long-term capital appreciation. It is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. In general, the IAI Capital Appreciation Fund will concentrate on companies that have superior performance records, solid market positions, strong balance sheets and a management team capable of sustaining growth. Although the Fund will typically invest in common stocks of smaller emerging and mid-sized companies, it may invest in companies of any size offering strong earnings growth potential.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Capital Appreciation Fund produced a total return of 32.04%. In contrast, the Russell 2500 Index reflected a total return of 6.51% while the Standard & Poor's 500 Index generated a return of 7.76%. Since inception on February 1, the IAI Capital Appreciation Fund produced a total return of 48.41% while the Russell 2500 Index reflected a total return of 11.96% and the S&P 500 Index was up 9.87%.

In strong markets and weak markets, the IAI Capital Appreciation Fund generally continues to outperform its benchmarks. For example, in the strong months of August and September, the IAI Capital Appreciation Fund produced a combined total return of 15.0%. In contrast, the Russell 2500 was up 10.3% while the Standard & Poors 500 Index was up 7.9%. In the very weak months of June and July, the IAI Capital Appreciation Fund was down 4.7%, while the S&P 500 was down 4.1% and the Russell 2500 was down 10.2%. Of course, past performance is not predictive of future results.

One way we attempt to limit a source of underperformance is by diversifying widely among industry sectors. The goal is to never be caught with big weightings in the wrong sectors--earning gains when a sector becomes "hot" and suffering less when a sector turns "cold." Another way we limit a source of underperformance is by employing a "great companies at good prices" approach to stock selection. Because it is neither "pure growth" nor "pure value," this style should never be extremely out of favor. Furthermore, stocks of high quality companies have historically had less volatility.

OUTLOOK

With the June/July correction behind us, we are more optimistic about the stock market's direction over the next few months. The domestic economy continues to grow moderately, which is providing a favorable backdrop for the market. As always, the Fund's holdings do not reflect economic bets. We believe that the Fund continues to hold pieces of well-managed, underappreciated, high-quality businesses, whose stocks should perform well in most market environments.



                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


VALUE OF $10,000 INVESTMENT+

            IAI Capital Appreciation Fund*
                   Inception 2/01/96      Russell 2500 Index         S&P Index
2/1/96                 $10,000                $10,000                $10,000
3/31/96                $11,240                $10,513                $10,196
6/30/96                $13,451                $10,950                $10,658
9/30/96                $14,841                $11,198                $10,987

CUMULATIVE TOTAL RETURNS+
THROUGH 9/30/96
                                                                 Since Inception
                                                 6 Months**          2/01/96
--------------------------------------------------------------------------------
    IAI CAPITAL APPRECIATION FUND*                32.04%             48.41%
--------------------------------------------------------------------------------
    Russell 2500 Index                             6.51%             11.96%
--------------------------------------------------------------------------------
    S&P 500 Index                                  7.76%              9.87%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* FEES AND EXPENSES ARE CURRENTLY BEING VOLUNTARILY WAIVED TO 1.25% OF AVERAGE DAILY NET ASSETS.
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)
                                                               % of Net Assets
--------------------------------------------------------------------------------
    Issue                           Sector                    9/30/96    3/31/96
--------------------------------------------------------------------------------

    Universal Outdoor Holdings     Commercial Services          4.33         --
    Petroleum Geo-Services ADR     Industrial Services          3.63       4.71
    Minerals Technologies          Non-Energy Minerals          3.27       4.53
    IMPATH                         Health Services              3.21       3.13
    Coach USA                      Consumer Services            3.11         --
    RISCORP Class A                Financial                    2.96         --
    Heilig-Meyers                  Retail Trade                 2.83       1.21
    AptarGroup                     Process Industries           2.81       3.13
    Enhance Financial Services     Financial                    2.74         --
    Allen Group                    Electronic Technology        2.71       1.67
--------------------------------------------------------------------------------
    Total                                                      31.60      18.38

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND

IAI EMERGING GROWTH FUND

[PHOTO]
RICK D. LEGGOTT, CFA
IAI EMERGING GROWTH
FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
COMPUTER SOFTWARE 23.8%
ELECTRONIC TECHNOLOGY 11.6%
COMMERCIAL SERVICES 10.3%
HEALTH SERVICES 10.3%
HEALTH TECHNOLOGY 5.7%


FUND OBJECTIVE

The IAI Emerging Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of small- and medium-sized companies. These companies are in the early stages of their life cycles and have demonstrated or have the potential for above-average capital growth.

The Fund closed to new investors on February 1, 1996. Emerging Growth Fund's current shareholders may add to an existing account and certain others may make an initial investment in the Fund.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Emerging Growth Fund produced a total return of 9.90%. In contrast, the Russell 2500 Index reflected a total return of 6.51% while the Standard & Poor's 500 Index generated a return of 7.76%. For the twelve months ended September 30, 1996, the IAI Emerging Growth Fund produced a total return of 30.75% while the Russell 2500 Index reflected a total return of 15.83% and the S&P 500 Index was up 20.39%.

The IAI Emerging Growth Fund took advantage of the recent turbulence in the small capitalization stock market by upgrading the quality and the growth rate of the companies in the portfolio. The Fund added nine new stocks to the portfolio during the third quarter, including companies doing business in the financial, health care, retailing and service industries.

Among the more interesting companies in the portfolio are Employee Solutions, Stein Mart, OccuSystems and Acxiom. Employee Solutions is an employee leasing company which brings economies of scale available at a large employer to that of a small organization. Employee Solutions offers a small employer an opportunity to provide full benefit packages and better workman's compensation management. We believe the market for this service is very large, since most new jobs created in the United States are created by small businesses. In retailing, we added Stein Mart, which sells brand name merchandise in the Southeastern United States at 25% to 35% discounts, primarily by keeping their overhead lower than the typical department store. In health care, we've added OccuSystems, a physician's practice management company specializing in workman's compensation. And Acxiom, another new stock, provides direct marketing organizations with specialized customer data.

OUTLOOK

After a difficult July for most small cap stocks, the IAI Emerging Growth Fund bounced back strongly in August and September. Our current outlook is positive, as the inflation backdrop appears benign, the economy continues to grow moderately, the election polls indicate not much change in the status quo, and mutual fund industry inflows are picking up again, fueling the demand for stocks.


                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND

VALUE OF $10,000 INVESTMENT+

               IAI Emerging Growth Fund
                   Inception 8/05/91     Russell 2500 Index       S&P 500 Index*
 8/5/91                $10,000                $10,000                $10,000
3/31/92                $11,923                $11,670                $10,631
3/31/93                $14,534                $13,619                $12,255
3/31/94                $16,776                $14,817                $12,431
3/31/95                $18,489                $16,101                $14,368
3/31/96                $28,703                $20,902                $18,987
9/30/96                $31,546                $22,264                $20,460


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96

                                                                 Since Inception
                                   6 Months**     1 Year      5 Years    8/05/91
--------------------------------------------------------------------------------
    IAI EMERGING GROWTH FUND         9.90%          30.75%     24.75%    24.94%
--------------------------------------------------------------------------------
    Russell 2500 Index               6.51%          15.83%     16.50%    16.76%*
--------------------------------------------------------------------------------
    S&P 500 Index                    7.76%          20.39%     15.24%    14.86%*

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* SINCE 8/01/91
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)
                                                                 % of Net Assets
--------------------------------------------------------------------------------
    Issue                           Sector                     9/30/96   3/31/96
--------------------------------------------------------------------------------
    Pure Atria                     Computer Software            3.54        --
    Oxford Health Plans            Health Services              3.04       2.98
    Cascade Communications         Electronic Technology        2.92       2.31
    Inso                           Computer Software            2.92       2.84
    PairGain Technologies          Electronic Technology        2.92       1.55
    Omnicare                       Health Services              2.73       2.40
    Corporate Express              Producer Manufacturing       2.51       2.11
    Viking Office Products         Retail Trade                 2.40       2.40
    Citrix Systems                 Computer Software            2.37       0.77
    ABR Information Services       Commercial Services          2.33       0.98
--------------------------------------------------------------------------------
    TOTAL                                                      27.68      18.34

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

IAI GROWTH FUND

[PHOTO]
SUZANNE ZAK, CFA
IAI GROWTH FUND
CO-MANAGER

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND
CO-MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
FINANCIAL 12.1%
CONSUMER SERVICES 10.2%
PRODUCER MANUFACTURING 6.1%
RETAIL TRADE 6.0%
HEALTH TECHNOLOGY 5.9%


FUND OBJECTIVE

The IAI Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of established companies.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Growth Fund produced a total return of 8.24%. In contrast, the Standard & Poor's 500 Index generated a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Growth Fund produced a total return of 12.70% while the S&P 500 Index was up 20.39%.

The six-month period continues to be characterized by takeover activity. Office Depot and Staples announced a merger that would combine the two largest companies in the retail office supply business. Instead of waiting to receive Staples stock, we liquidated our position of Office Depot because of our concern that the transaction will receive greater antitrust scrutiny than expected. In addition, we believe that investors are underestimating the challenge of integrating two very different distribution models.

The landmark Telecommunications Act of 1996 has created a great deal of confusion and uncertainty in media stocks, both cable and broadcast. But confusion and uncertainty often leads to investment opportunity. During the third quarter, we initiated positions in Cox Communications and US West Media, both large operators of cable television systems. These companies are well positioned to thrive in the new environment because of their technological leadership, superior customer service and upgraded networks. Both will be among the fastest growing media companies over the next five years as they introduce a bevy of new services.

Danka Business Systems was a major contributor to performance in the third quarter. The catalyst to the stock's resurgence was the company's announcement that they are buying the copier division of Eastman Kodak. Another positive development was the acquisition of Duracell by Gillette, two superb consumer franchises which will both benefit from each other's marketing and distribution strengths.

OUTLOOK

The IAI Growth Fund invests in U.S. companies with growth prospects that exceed the market as a whole. Our goal is to assemble a portfolio of stocks that sell at an average stock market multiple of earnings, yet offer greater growth prospects than the average company.

Although we focus on bottom-up stock selection, we are very concerned with one particular economic statistic--inflation--the greatest threat to the value of financial assets. Despite periodic concerns, especially in the bond market, of a resurgence in inflation, we remain optimistic that this important economic statistic will remain low.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

VALUE OF $10,000 INVESTMENT+

                             IAI Growth Fund
                            Inception 8/06/93       S&P 500 Index*
8/6/93                           $10,000                $10,000
3/31/94                          $ 9,700                $10,142
3/31/95                          $10,990                $11,723
3/31/96                          $12,970                $15,491
9/30/96                          $14,037                $16,693


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96
                                                                 Since Inception
                               6 Months**          1 Year             8/06/93
--------------------------------------------------------------------------------
    IAI Growth Fund               8.24%              12.70%             11.35%
--------------------------------------------------------------------------------
    S&P 500 Index                 7.76%              20.39%             17.56%*

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* SINCE 8/01/93
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)
                                                                % of Net Assets
--------------------------------------------------------------------------------
    Issue                           Sector                     9/30/96  3/31/96
--------------------------------------------------------------------------------

    Danka Business Systems ADR     Producer Manufacturing       3.68        --
    Harcourt General               Retail Trade                 3.47        --
    HFS                            Consumer Services            3.39        --
    Alco Standard                  Commercial Services          3.16        --
    Minerals Technologies          Non-Energy Minerals          2.86        --
    Aetna                          Financial                    2.84        --
    Tyco International             Producer Manufacturing       2.73        --
    Norwest                        Financial                    2.42      2.82
    CUC International              Consumer Services            2.35      2.29
    MedPartners                    Health Services              2.30        --
--------------------------------------------------------------------------------
    TOTAL                                                      29.20      5.11

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND

IAI MIDCAP GROWTH FUND

[PHOTO]
SUZANNE ZAK, CFA
IAI MIDCAP GROWTH
FUND MANAGER


TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]
CONSUMER SERVICES 12.5%
FINANCIAL 10.1%
TECHNOLOGY SERVICES 9.7%
RETAIL TRADE 9.3%
PRODUCER MANUFACTURING 9.2%

FUND OBJECTIVE

The IAI Midcap Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of medium-sized companies. The Fund defines "medium" as companies with market capitalizations (stock price multiplied by the number of shares outstanding) between $500 million and $5 billion.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Midcap Growth Fund produced a total return of 6.74%. In contrast, the Standard & Poor's Midcap Index generated a return of 5.88% while the S&P 500 Index produced a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Midcap Growth Fund produced a total return of 17.10% while the S&P Midcap Index was up 14.00% and the S&P 500 Index was up 20.39%.

During 1996, merger and acquisition activity has had a very positive impact on the portfolio. One of our holdings, Office Depot, received and accepted a takeover bid from Staples, which is making an attempt to become the undisputed leader in office supply retailing. We elected to liquidate our position because of our concern that the transaction will be scrutinized for antitrust problems, as well as our belief that integrating the two companies will be more difficult than anticipated.

As a result of Wall Street's pre-occupation with M&A activity, there are a number of excellent midsized companies that we were able to purchase at attractive prices. One such company is Lexmark International, formerly IBM's printer and typewriter division. Lexmark International is thought to be the technological leader in laser printers, carving out a very profitable niche in the market. Laser and ink jet printers now comprise 80% of the company's revenues. The company has been able to compete with industry-leader Hewlett-Packard by targeting specific industries such as financial institutions, retailing and pharmacies.

JLG Industries manufactures and distrib-utes mobile elevating work platforms for maintenance and construction crews. Increasing safety regulations for con-struction projects around the world are helping to fuel growth, particularly in Latin America and the Pacific Rim. The company competes very effectively in a narrow market niche which is expected to grow at an annual rate of 15% for the next five to seven years.

OUTLOOK

Although we focus on bottom-up stock selection, the one economic statistic that gets our attention is inflation--the greatest threat to the value of financial assets. Despite periodic concerns, especially in the bond market, of a resurgence in inflation, we remain optimistic that this important economic statistic will remain low.


                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND

VALUE OF $10,000 INVESTMENT+

                   IAI Midcap Growth Fund
                      Inception 4/10/92     S&P Midcap Index*   S&P 500 Index*
4/10/92                   $10,000                $10,000            $10,000
3/31/93                   $11,909                $11,617            $11,527
3/31/94                   $13,862                $12,331            $11,693
3/31/95                   $16,305                $13,370            $13,515
3/31/96                   $20,139                $17,179            $17,859
9/30/96                   $21,499                $18,189            $19,245


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96
                                                                 Since Inception
                                        6 Months**        1 Year      4/10/92
--------------------------------------------------------------------------------
    IAI MIDCAP GROWTH FUND                 6.74%          17.10%      18.64%
--------------------------------------------------------------------------------
    S&P Midcap Index (unadjusted)          5.88%          14.00%      14.22%*
--------------------------------------------------------------------------------
    S&P 500 Index                          7.76%          20.39%      15.66%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92
** NOT ANNUALIZED


TOP TEN HOLDINGS(1)
                                                                 % of Net Assets
--------------------------------------------------------------------------------
    Issue                               Sector                  9/30/96  3/31/96
--------------------------------------------------------------------------------
    Danka Business Systems ADR          Producer Manufacturing    3.99      4.42
    Harcourt General                    Retail Trade              3.61      3.16
    Alco Standard                       Commercial Services       3.56      3.79
    HFS                                 Consumer Services         3.49      3.44
    Barnes & Noble                      Retail Trade              3.22      3.31
    Minerals Technologies               Non-Energy Minerals       3.11      3.00
    FIserv                              Technology Services       2.92      2.46
    MedPartners                         Health Services           2.59      0.64
    Petroleum Geo-Services ADR          Industrial Services       2.57      2.42
    LCI International                   Utilities                 2.48      2.84
--------------------------------------------------------------------------------
    TOTAL                                                        31.54     29.48

1  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                               SEPTEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 96.1%
                                                Market
                                Quantity     Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 16.5%
Affiliated Computer Services
   Class A (b)                   11,000   $   646,250
G&K Services Class A             27,000       789,750
Heritage Media Class A (b)       23,000       434,125
Peak Technologies (b)            31,000       674,250
Strayer Education (b)            58,000       949,750
Superior Services (b)            44,000       704,000
True North Communications        24,000       555,000
Universal Outdoor Holdings (b)   55,000     1,980,000
Valassis Communications (b)      52,100       814,062
                                           ----------
                                            7,547,187
--------------------------------------------------------------------------------
CONSUMER DURABLES - 4.3%
Coleman (b)                      19,000       280,250
Cross-Continent Auto Retailers(b)50,000     1,150,000
Oakwood Homes                    20,000       550,000
                                           ----------
                                            1,980,250
--------------------------------------------------------------------------------
CONSUMER SERVICES - 6.5%

Coach USA (b)                    53,200     1,423,100
John Q Hammons Hotels (b)        32,700       322,913
Platinum Entertainment (b)       30,000       457,500
Trump Hotels & Casino
   Resorts (b)                   33,000       767,250
                                           ----------
                                            2,970,763
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 13.2%

Allen Group                      67,000     1,239,500
Centennial Cellular Class A (b)  31,000       422,375
Checkpoint Systems (b)           33,400       885,100
CommNet Cellular (b)             13,000       375,375
Computer Products (b)            31,000       678,125
Microchip Technology (b)         25,000       934,375
PPT Vision (b)                  100,000     1,000,000
Tollgrade Communications (b)     22,100       497,250
                                           ----------
                                            6,032,100
--------------------------------------------------------------------------------
ENERGY MINERALS - 2.2%

Forcenergy Gas Exploration (b)   39,800   $   985,050
--------------------------------------------------------------------------------
FINANCIAL - 9.9%

CapMAC                           16,000       532,000
CMAC Investment                  11,500       730,250
Enhance Financial Services       38,000     1,254,000
RISCORP Class A (b)              78,000     1,355,250
United Assets Management         27,000       637,875
                                           ----------
                                            4,509,375
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.6%

Arrow International              10,000       345,000
Collaborative Clinical
   Research (b)                  20,000       270,000
IMPATH (b)                      120,000     1,470,000
                                           ----------
                                            2,085,000
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 1.2%

InControl (b)                    60,000       562,500
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.5%

Camco International               4,000       149,500
Petroleum Geo-Services ADR (b)   61,000     1,662,250
Teekay Shipping                  25,000       721,875
                                           ----------
                                            2,533,625
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 8.1%

Advanced Lighting
   Technologies (b)              62,000     1,224,500
Buckeye Cellulose (b)            25,000       650,000
Minerals Technologies            40,000     1,495,000
Watsco                           16,000       326,000
                                           ----------
                                            3,695,500
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 5.3%

AptarGroup                       40,000     1,285,000
Polymer Group (b)                80,000     1,120,000
                                           ----------
                                            2,405,000
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                               Market
                                Quantity     Value (a)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.8%

Dura Automotive Systems (b)      15,000   $   279,375
Exide                            15,000       388,125
Kennametal                       20,000       687,500
Special Devices (b)              10,000       147,500
Zebra Technologies Class A (b)   28,000       717,500
                                           ----------
                                            2,220,000
--------------------------------------------------------------------------------
RETAIL TRADE - 2.8%

Heilig-Meyers                    83,000     1,296,875
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 11.2%

American Management
   Systems (b)                   21,000       588,000
Black Box (b)                    25,000       825,000
Carnegie Group (b)               89,000       723,125
Cylink (b)                       15,000       215,625
GTECH (b)                        35,000     1,124,375
Integrated Systems Consulting
   Group (b)                     10,000       201,250
Maxis (b)                        15,000       210,000
Reptron Electronics (b)          33,000       585,750
Safeguard Scientifics (b)        17,000       677,875
                                           ----------
                                            5,151,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS

(COST: $38,892,757)......................$ 43,974,225
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $38,892,757)......................$ 43,974,225
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES - 7.2%

                                Principal     Market
         Rate     Maturity       Amount      Value (a)
--------------------------------------------------------------------------------
U.S. TREASURY BILL -- 2.2%

         5.25%    12/12/96    $ 1,000,000 $   990,060
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITY -- 5.0%

Federal Home Loan Bank (DISCOUNT NOTE)
         5.70     10/01/96      2,300,000   2,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES

(COST: $3,289,780)......................$   3,290,060
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(COST: $42,182,537) (E).................$  47,264,285
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) (3.3%)

 ........................................$.(1,507,861)
--------------------------------------------------------------------------------
TOTAL NET ASSETS

 ........................................$..45,756,424
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 89.4%
                                               Market
                                Quantity     Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 10.3%

ABR Information Services (b)    232,500 $  16,740,000
AccuStaff (b)                   146,700     3,795,863
Apollo Group Class A (b)        399,600    10,689,300
Cambridge Technology
   Partners (b)                 166,600     5,039,650
Career Horizons (b)             113,400     4,408,425
Desktop Data (b)                209,200     6,066,800
Employee Solutions (b)          365,700     6,308,325
NOVA (b)                        227,600     7,510,800
Sitel (b)                       167,000     7,431,500
Snyder Communications (b)       122,400     2,325,600
TeleTech Holdings (b)           102,600     3,744,900
                                           ----------
                                           74,061,163
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 23.8%

Acxiom (b)                      174,100     7,159,862
Arbor Software (b)               76,000     3,249,000
Avant! (b)                      155,200     4,656,000
Baan (b)                        223,600     7,462,650
CBT Group ADR (b)               291,500    13,700,500
Citrix Systems (b)              332,200    17,025,250
Epic Design Technology (b)      152,600     3,815,000
Forte Software (b)               55,700     2,186,225
HNC Software (b)                347,800    13,912,000
HPR (b)                         360,500     5,768,000
Inso (b)                        386,600    20,973,050
Legato Systems (b)               18,100       859,750
Macromedia (b)                  247,900     5,143,925
Medic Computer Systems (b)      171,000     6,220,125
Pure Atria (b)                  674,680    25,469,170
Red Brick Systems (b)           176,400     4,233,600
Security Dynamics
Technologies (b)                141,800    10,174,150
Synopsys (b)                    312,000    14,391,000
Veritas Software (b)             12,700       898,525
Xylan (b)                        71,600     3,884,300
                                           ----------
                                          171,182,082
--------------------------------------------------------------------------------
CONSUMER DURABLES - 0.9%

USA Detergents (b)              167,050 $   6,640,237
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.2%

Starbucks (b)                   465,500    15,361,500
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.1%

Apple South                     425,800     5,695,075
Outback Steakhouse (b)          218,250     5,265,281
Papa John's International (b)   163,000     8,557,500
Quality Dining (b)              356,963    10,173,445
                                           ----------
                                           29,691,301
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 11.6%

Ascend Communications (b)       246,400    16,293,200
Cascade Communications (b)      257,800    21,010,700
Maxim Integrated Products (b)   201,100     7,113,912
Pairgain Technologies (b)       268,300    20,960,938
Premisys Communications (b)     266,600     9,797,550
Westell Technologies (b)         88,400     3,911,700
Xilinx (b)                      125,500     4,267,000
                                           ----------
                                           83,355,000
--------------------------------------------------------------------------------
FINANCIAL - 2.3%

Credit Acceptance (b)           176,800     4,862,000
First USA Paymentech (b)        141,500     5,748,438
Olympic Financial (b)           244,000     6,008,500
                                           ----------
                                           16,618,938
--------------------------------------------------------------------------------
Health Services - 10.3%

Gulf South Medical Supply (b)   116,800     3,007,600
NCS Healthcare Class A (b)      112,200     3,520,275
OccuSystems (b)                 229,700     6,891,000
Omnicare                        644,200    19,648,100
Oxford Health Plans (b)         439,800    21,880,050
PhyCor (b)                      360,862    13,735,310
Total Renal Care (b)            139,500     5,545,125
                                           ----------
                                           74,227,460
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                               Market
                                Quantity     Value (a)
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 5.7%

Arterial Vascular
Engineering (b)                 147,900 $   3,956,325
Biovail (b)                      74,100     2,649,075
IDEXX Laboratories (b)          236,300    10,692,575
Jones Medical                   138,000     6,693,000
Target Therapeutics (b)         187,000     7,994,250
Watson Pharmaceuticals (b)      228,900     8,583,750
                                           ----------
                                           40,568,975
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 2.5%

Corporate Express (b)           463,450    18,016,619
--------------------------------------------------------------------------------
RETAIL TRADE - 13.6%

Bed Bath & Beyond (b)           410,900    11,248,387
Express Scripts Class A (b)     124,500     4,513,125
Fastenal                        283,900    14,053,050
Henry Schein (b)                241,350     9,291,975
Just For Feet (b)               165,400     8,290,675
Petco Animal Supplies (b)       321,500     8,760,875
PetSmart (b)                    542,100    14,026,838
Stein Mart (b)                  154,000     3,407,250
The Men's Warehouse (b)         285,150     7,128,750
Viking Office Products (b)      574,600    17,238,000
                                           ----------
                                           97,958,925
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 2.1%

Alternative Resources (b)       143,200     4,027,500
Gartner Group Class A (b)       325,300    11,060,200
                                           ----------
                                           15,087,700
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS

(COST: $426,124,585)...................$  642,769,900
--------------------------------------------------------------------------------
OTHER SECURITIES - 3.0%
--------------------------------------------------------------------------------
COMMON STOCKS - 2.0%

 AccessLine Technologies
  Class A (b)                    41,666   $   249,996
 BEI Medical (b)                  1,029        30,860
 CardioGenesis (b)              609,793     5,916,212
GalaGen (b) (d)                 235,309     1,157,250
Imnet Systems (b)                42,637       784,265
Indigo Medical (b)              108,032       482,039
Network Appliance (b)             5,298       158,940
OncorMed Class A (b)              6,625        23,996
PACE Health Management
   Systems (b) (d)              471,473     1,661,471
PriCellular Class B (b)         168,153     2,296,297
Seurat Analytical Systems
   Class B (b) (d)               39,898        31,918
Urologix (b)                     97,374     1,422,244
                                           ----------
                                           14,215,488
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

AccessLine Technologies
   Series A (b)                  71,420       571,360
Air Communications
   Series B (b) (d)             875,001            --
Intellon Series A (b)           200,000       372,000
Intellon Series B (b)           578,763     1,076,499
Myelos Neurosciences
   Series A (b) (d)             500,000       500,000
Seurat Analytical Systems
   Series B (b) (d)             114,973       229,946
Seurat Analytical Systems
   Series C (b) (d)              54,136       433,097
Tut Systems Series D (b) (d)    467,092       583,865
Tut Systems Series E (b) (d)    217,391       271,739
Tut Systems Series F (b) (d)    780,000       975,000
                                           ----------
                                            5,013,506
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                             Ownership         Market
                         Percentage (c)     Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.3%

 Alta Berkeley III (b)            1.76%  $    621,687
South Street Corporate Recovery
   Fund I (b)                     0.50         64,286
South Street Leveraged Corporate
   Recovery Fund I (b)            1.13         29,721
 Spectrum Equity Investors (b)    0.92        810,234
Vanguard Associates IV (b)        1.36        697,709
                                           ----------
                                            2,223,637
--------------------------------------------------------------------------------

                               Principal       Market
       Rate       Maturity    Amount (c)    Value (a)
--------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%

Air Communications Series B (b) (d)
        10.00%   10/31/96 $     258,332            --
--------------------------------------------------------------------------------

                                               Market
                              Quantity (c)   Value (a)
--------------------------------------------------------------------------------
STOCK OPTIONS - 0.0%

GalaGen (b) (d)                   2,438         2,994
--------------------------------------------------------------------------------
WARRANTS - 0.0%

 AccessLine Technologies         10,713            --
 GalaGen 06/16/99 (d)             5,691            --
 GalaGen 03/24/00 (d)             2,258            --
 GalaGen 07/09/00 (d)             1,807            --
 GalaGen 01/29/01 (d)            22,500            --
 Intellon                        30,000            --
 PACE Health Management
   Systems (d)                   21,820        11,434
--------------------------------------------------------------------------------
PACE Health Management
   Systems 08/31/05 (d)          35,000        18,340
                                           ----------
                                               29,774
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES

(COST: $13,844,072)...................$    21,485,399
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES

(COST: $439,968,657)..................$   664,255,299
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES - 8.4%

                               Principal       Market
       Rate       Maturity      Amount      Value (a)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 8.4%

        5.13%    11/14/96  $ 46,000,000  $ 45,722,620
        5.26     12/12/96    15,000,000    14,850,900
                                           ----------
                                           60,573,520
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES

(COST: $60,565,753)...................$    60,573,520
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(COST: $500,534,410) (e)..............$   724,828,819
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
(NET) - (0.8%)

   ...................................$   (5,894,725)
--------------------------------------------------------------------------------
TOTAL NET ASSETS

   ...................................$   718,934,094
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                    (AUDITED)

COMMON STOCKS - 84.1%
                                               Market
                               Quantity     Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.5%

Alco Standard                   11,000    $    548,625
Reynolds & Reynolds Class A      9,900         258,638
Sysco                            4,400         147,950
                                            ----------
                                               955,213

--------------------------------------------------------------------------------
CONSUMER DURABLES - 4.2%

Eastman Kodak                    4,000         314,000
Harley-Davidson                  5,300         227,900
Newell                           6,500         195,000
                                            ----------
                                               736,900
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 4.0%

Colgate-Palmolive                3,100         269,312
Seagram                          4,600         171,925
Warnaco Class A                 10,500         249,375
                                            ----------
                                               690,612
--------------------------------------------------------------------------------
CONSUMER SERVICES - 10.2%

Cox Communications Class A (b)  14,900         273,787
CUC International (b)           10,250         408,719
HFS (b)                          8,800         588,500
Marriott International           6,500         358,313
U.S. West Media (b)              8,400         141,750
                                            ----------
                                             1,771,069
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 1.9%

Hewlett-Packard                  3,400         165,750
International Business Machines  1,300         161,850
                                            ----------
                                               327,600
--------------------------------------------------------------------------------
ENERGY MINERALS - 1.1%

Anadarko Petroleum               3,550         198,356
--------------------------------------------------------------------------------
FINANCIAL - 12.4%

Aetna                            7,000    $    492,625
First USA                        5,600         310,100
MBNA                             5,000         173,750
Norwest                         10,300         421,013
PMI Group                        2,200         116,875
Progressive                      6,100         349,225
TIG                              9,900         297,000
                                            ----------
                                             2,160,588
--------------------------------------------------------------------------------
HEALTH SERVICES - 5.3%

Columbia/HCA Healthcare          7,000         398,125
Foundation Health (b)            3,800         128,725
MedPartners (b)                 17,549         399,240
                                            ----------
                                               926,090
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 5.9%

Pharmacia & Upjohn               7,000         288,750
Scherer (R.P.) (b)               4,500         219,375
SmithKline Beecham ADR           5,700         346,988
Sybron International -
   Wisconsin (b)                 6,100         176,900
                                            ----------
                                             1,032,013
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.3%

Camco International              4,500         168,187
Petroleum Geo-Services
   ADR (b)                      10,000         272,500
Schlumberger ADR                 2,100         177,450
USA Waste Services (b)           9,620         303,030
                                            ----------
                                               921,167
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 4.1%

Minerals Technologies           13,300         497,087
Worthington                     10,400         208,000
                                            ----------
                                               705,087
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                               Market
                               Quantity     Value (a)
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 3.0%

Bemis                            3,800     $   128,725
Corning                          8,400         327,600
Sigma-Aldrich                    1,100          62,700
                                            ----------
                                               519,025
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING- 6.4%

Danka Business Systems ADR      16,100         639,975
Tyco International              11,000         474,375
                                            ----------
                                             1,114,350
--------------------------------------------------------------------------------
RETAIL TRADE - 6.0%

Barnes & Noble (b)               8,300         285,312
Harcourt General                10,900         602,225
Wal-Mart                         5,800         152,975
                                             ----------
                                             1,040,512
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 4.9%

FIserv (b)                      10,400         397,800
GTECH (b)                        5,300         170,263
Intuit (b)                       5,800         182,700
Sybase (b)                       6,500          96,687
                                            ----------
                                               847,450
--------------------------------------------------------------------------------
UTILITIES - 3.9%

Century Telephone Enterprises   10,400         357,500
LCI International (b)           10,000         315,000
                                            ----------
                                               672,500
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS

(COST: $13,231,677)...................$    14,618,532
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES

(COST: $13,231,677)...................$    14,618,532
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES - 16.1%

                               Principal       Market
         Rate     Maturity        Amount    Value (a)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.1%

Federal Home Loan Bank (discount note)
        5.70%    10/01/96   $ 2,800,000   $ 2,800,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM
SECURITIES

(COST: $2,800,000)....................$     2,800,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(COST: $16,031,677) (e)...............$    17,418,532
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES

(NET) - (0.2%)
   ...................................$      (43,079)
--------------------------------------------------------------------------------
TOTAL NET ASSETS

   ...................................$    17,375,453
--------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                               September 30, 1996
          (percentage figures indicate percentage of total net assets)
                                   (unaudited)

COMMON STOCKS - 92.4%
                                               Market
                               Quantity     Value (a)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.1%

Alco Standard                  104,000  $    5,187,000
Reynolds & Reynolds Class A     88,600       2,314,675
Sensormatic Electronics         49,050         876,769
Valassis Communications (b)     24,300         379,687
                                            ----------
                                             8,758,131
--------------------------------------------------------------------------------
CONSUMER DURABLES - 5.2%

Cooper Tire and Rubber          84,300       1,822,988
Harley-Davidson                 50,900       2,188,700
Lennar                          81,850       1,821,162
Newell                          53,800       1,614,000
                                            ----------
                                             7,446,850

--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.0%

Warnaco Class A                123,600       2,935,500
--------------------------------------------------------------------------------
CONSUMER SERVICES - 12.5%

CUC International (b)           87,150       3,475,106
HFS (b)                         76,000       5,082,500
La Quinta Inns                 121,050       2,360,475
Marriott International          36,000       1,984,500
Scholastic (b)                  21,000       1,522,500
Stewart Enterprises Class A     62,100       2,095,875
Trump Hotels & Casino
   Resorts (b)                  75,200       1,748,400
                                            ----------
                                            18,269,356

--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 1.5%

Wang Laboratories (b)          115,400       2,250,300
--------------------------------------------------------------------------------
ENERGY MINERALS - 2.1%

Anadarko Petroleum              32,400       1,810,350
Nuevo Energy (b)                32,200       1,308,125
                                            ----------
                                             3,118,475
--------------------------------------------------------------------------------
FINANCIAL - 10.1%

Credit Acceptance (b)           73,200       2,013,000
Finova Group                    19,800       1,188,000
First USA                       49,400       2,735,525
Old Republic International      20,800         514,800
--------------------------------------------------------------------------------

PMI Group                       43,400  $    2,305,625
Progressive                     54,500       3,120,125
TIG                             93,900       2,817,000
                                            ----------
                                            14,694,075
--------------------------------------------------------------------------------
HEALTH SERVICES - 4.2%

Foundation Health (b)           69,100       2,340,763
MedPartners (b)                165,727       3,770,289
                                            ----------
                                             6,111,052
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 2.4%

Scherer (R.P.) (b)              40,100       1,954,875
Sybron International -
   Wisconsin (b)                52,800       1,531,200
                                            ----------
                                             3,486,075
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.5%

Camco International             38,900       1,453,888
Petroleum Geo-Services
   ADR (b)                     137,400       3,744,150
USA Waste Services (b)          90,100       2,838,150
                                            ----------
                                             8,036,188
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 4.3%

Minerals Technologies          121,100       4,526,113
Worthington                     89,200       1,784,000
                                            ----------
                                             6,310,113
--------------------------------------------------------------------------------
PROCESS INDUSTRIES - 3.3%

Bemis                           31,100       1,053,513
Brady (W.H.)                    29,900         751,237
Sigma-Aldrich                    9,400         535,800
Unifi                           91,000       2,502,500
                                            ----------
                                             4,843,050
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 9.2%

Danka Business Systems ADR     146,100       5,807,475
JLG Industries                  64,800       1,215,000
Nordson                          9,400         524,050
Roper                           62,600       2,957,850
Tyco International              68,000       2,932,500
                                            ----------
                                            13,436,875
--------------------------------------------------------------------------------
RETAIL TRADE - 9.3%

Barnes & Noble (b)             136,400  $    4,688,750
Harcourt General                95,300       5,265,325
Heilig-Meyers                  104,300       1,629,688
Nordstrom                       50,700       1,926,600
                                            ----------
                                            13,510,363
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 9.7%

Autodesk                        29,200         755,550
FIserv (b)                     111,400       4,261,050
GTECH (b)                      101,500       3,260,688
Intuit (b)                      87,700       2,762,550
Lexmark International
   Class A (b)                 106,000       2,159,750
Sybase (b)                      60,500         899,937
                                            ----------
                                            14,099,525
--------------------------------------------------------------------------------
TRANSPORTATION - 0.3%

Illinois Central                15,750         498,093
--------------------------------------------------------------------------------
UTILITIES - 4.7%

Century Telephone Enterprises   94,500       3,248,438
LCI International (b)          114,800       3,616,199
                                            ----------
                                             6,864,637
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS

(COST: $106,260,630)...................$  134,668,658
--------------------------------------------------------------------------------
OTHER SECURITIES - 1.6%

                                                Market
                           Quantity (c)     Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS - 1.1%

GalaGen (b) (d)                 47,398 $       241,398
Urologix (b)                    97,374       1,422,245
                                            ----------
                                             1,663,643
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCK - 0.2%

Tut Systems Series D (b) (d)   233,546         291,933
--------------------------------------------------------------------------------

                             Ownership         Market
                        Percentage (c)      Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.3%

South Street Leveraged Corporate
   Recovery Fund I (b)           0.75% $        19,817
Spectrum Equity Investors (b)    0.46          405,111
                                            ----------
                                               424,928
--------------------------------------------------------------------------------

                                               Market
                           Quantity (c)     Value (a)
--------------------------------------------------------------------------------
STOCK OPTIONS - 0.0%

GalaGen (b) (d)                    813           1,140
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER
SECURITIES

(COST: $1,209,182).....................$    2,381,644
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES

(COST: $107,469,812)...................$  137,050,302
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES - 6.1%

                             Principal         Market
       Rate     Maturity        Amount      Value (a)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS - 6.1%

       5.13%    11/14/96 $   5,000,000  $    4,969,850
       5.29     12/12/96     4,000,000       3,960,240
                                            ----------
                                             8,930,090
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES

(COST: $8,928,257)......................$    8,930,090
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(COST: $116,398,069) (e)................$  145,980,392
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES

(NET) - (0.1%)
 ........................................$     (302,632)
--------------------------------------------------------------------------------
TOTAL NET ASSETS

   .....................................$  145,677,760
--------------------------------------------------------------------------------

                SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21


                            NOTES TO FUND PORTFOLIOS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at September 30, 1996, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1996 is shown on pages 23-24.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1996. A summary of transactions during the period with affiliated issuers of the Funds follows:

                   IAI EMERGING GROWTH FUND AFFILIATED ISSUERS
--------------------------------------------------------------------------------------------------------------
                                          PURCHASES                    SALES              REALIZED  INVESTMENT
--------------------------------------------------------------------------------------------------------------
ISSUER                              QUANTITY        COST       QUANTITY      PROCEEDS    GAIN (LOSS)  INCOME
--------------------------------------------------------------------------------------------------------------
Air Communications
 Series A PFD                          --      $     --       1,000,000    $        1    $  (63,473)    $--
Air Communications
 Series B PFD                          --      $     --         300,000    $     --      $ (375,472)    $--
Air Communications
 Warrants                              --      $     --          75,000    $     --      $      (75)    $--
Air Communications Series B
 Convertible Note 10/31/96           24,999    $   25,055          --      $     --      $     --       $--
CardioGenesis
 Series B PFD1                         --      $     --         410,000    $     --      $     --       $--
CardioGenesis
 Series C PFD1                         --      $     --         199,793    $     --      $     --       $--
CardioGenesis
 Common Stock1                      609,793    $1,670,486          --      $     --      $     --       $--
GalaGen Series E
 Convertible Note 03/31/97             --      $     --         375,000    $  375,000    $     --      $ 18
PACE Health Management
 Systems                            196,154    $  637,501          --      $     --      $     --       $--

                        -- CONTINUED ON NEXT PAGE --

              IAI EMERGING GROWTH FUND AFFILIATED ISSUERS (CONT.)
--------------------------------------------------------------------------------------------------
                                    PURCHASES                SALES           REALIZED   INVESTMENT
--------------------------------------------------------------------------------------------------
ISSUER                        QUANTITY      COST      QUANTITY   PROCEEDS  GAIN (LOSS)   INCOME
--------------------------------------------------------------------------------------------------
Seurat Analytical Systems
 Series C Convertible
 Note 07/08/962                  --      $   --       325,000    $   --      $ --      $ 18,099
Seurat Analytical Systems
 Series C PFD2                 54,136    $433,406        --      $   --      $ --      $   --
Seurat Analytical Systems
 Series B Common Stock         39,898    $   --          --      $   --      $ --      $   --
Tut Systems
 Series F Convertible
 Note 03/23/97                251,250    $251,250     251,250    $251,250    $ --      $  2,478
Tut Systems Series F PFD      780,000    $975,000        --      $   --      $ --      $   --

DURING THE PERIOD ENDED SEPTEMBER 30, 1996: (1) CARDIOGENESIS PREFERRED STOCKS
WITH A COST OF $1,670,486 CONVERTED INTO CARDIOGENESIS COMMON STOCK. (2) SEURAT
CONVERTIBLE NOTE WITH A COST OF $325,310 WAS CONVERTED INTO SERIES C PREFERRED
STOCK.

                                       (e)
At September 30, 1996, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                            NOTES TO FUND PORTFOLIOS

                                         IAI Capital           IAI Emerging       IAI Growth          IAI Midcap
                                      Appreciation Fund        Growth Fund           Fund            Growth Fund
----------------------------------------------------------------------------------------------------------------
   Cost for federal tax purposes       $   42,182,537      $   500,496,813      $  16,048,544       $116,614,168
----------------------------------------------------------------------------------------------------------------

   Gross unrealized appreciation       $   6,046,097       $   241,658,251      $   1,540,702       $ 33,897,105

   Gross unrealized depreciation            (964,349)          (17,326,244)         (170,714)        (4,530,881)
----------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation         $   5,081,748       $   224,332,007      $   1,369,988       $ 29,366,224
----------------------------------------------------------------------------------------------------------------

                            NOTES TO FUND PORTFOLIOS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                               September 30, 1996
                                   (unaudited)

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
AccessLine Technologies

   Class A                   06/30/94        $ 209,009
BEI Medical                  02/05/96           30,859
CardioGenesis                06/09/94        1,000,201
                             12/05/95          670,285
GalaGen                      02/26/93          750,000
                             11/29/93          250,099
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          124,999
Imnet Systems                02/16/95          320,323
Indigo Medical               02/07/95              100
                             05/26/93           50,001
                             12/27/94           76,352
Network Appliance            09/07/93            6,728
OncorMed Class A             12/13/93           50,516
PACE Health Management
   Systems                   01/11/94          750,000
                             01/31/95          201,520
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          637,501
PriCellular Class B          05/16/94          750,574
Seurat Analytical Systems
   Class B                   06/28/96             --
Urologix                     08/14/92          200,000
                             03/22/94          131,148


NON-CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
AccessLine Technologies
   Series A                  06/03/94        $ 499,940
Air Communications
   Series B                  11/24/93          400,000
                             04/25/94          168,751

NON-CONVERTIBLE
PREFERRED STOCKS (CONT.)

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
Intellon Series A            03/24/94        $ 200,163
Intellon Series B            04/03/96        1,076,676
Myelos Neurosciences
   Series A                  07/05/95          500,000
Seurat Analytical Systems
   Series B                  04/29/94          100,000
                             07/05/95          130,614
Seurat Analytical Systems
   Series C                  07/05/95          125,186
                             11/08/95           50,124
                             01/22/96           75,000
                             06/28/96          108,096
                             03/19/96           75,000
Tut Systems Series D         02/17/94          400,293
                             04/08/94           20,384
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          975,000

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
Alta Berkeley III            03/31/93        $  14,048
                             04/27/93           50,317
                             08/25/94           50,487
                             09/21/94           50,508
                             06/20/95           53,837
                             10/20/95           53,451
                             07/19/96           51,563
                             09/25/96           51,531
South Street Corporate
   Recovery Fund I           10/03/95                --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95                --


                            NOTES TO FUND PORTFOLIOS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


RESTRICTED SECURITIES IAI EMERGING GROWTH FUND

LIMITED PARTNERSHIPS (CONT.)
Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
Spectrum Equity Investors    05/12/94        $ 149,286
                             01/03/95           50,000
                             05/11/95           11,050
                             05/22/95           70,000
                             11/16/95           85,000
                             12/13/95           35,000
                             04/17/96           25,000
                             05/15/96           70,000
                             08/14/96           40,000
Vanguard Associates IV       08/10/92           43,273
                             02/11/93           50,000
                             08/12/93           50,000
                             11/01/93           50,000
                             04/19/94           50,000
                             09/19/94           50,000
                             01/17/95           50,000
                             07/17/95           50,000
                             12/13/95           50,000
                             07/26/96           50,000

CONVERTIBLE DEBENTURES

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
Air Communications
   Series B 10/31/96         11/21/95        $  75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333

STOCK OPTIONS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
GalaGen                      03/24/94        $      --
                             02/22/95               --
                             02/22/96               --

WARRANTS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
AccessLine Technologies      06/03/94        $      --
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
Intellon                     04/12/94               --
PACE Health Management
   Systems                   03/30/95                --
PACE Health Management
   Systems 08/31/05          01/16/96                --


                            NOTES TO FUND PORTFOLIOS

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

RESTRICTED SECURITIES IAI MIDCAP GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
GalaGen                      02/26/93        $ 250,000
                             11/29/93          150,027
Urologix                     08/14/92          200,000
                             03/22/94          131,147

NON-CONVERTIBLE
PREFERRED STOCK

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
Tut Systems Series D         02/17/94        $ 200,147
                             04/08/94           10,192

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                    10/03/95        $       --
Spectrum Equity Investors    05/12/94           74,644

                             01/03/95           25,000
                             05/11/95            5,525
                             05/22/95           35,000
                             11/16/95           42,500
                             12/13/95           17,500
                             04/17/96           12,500
                             05/15/96           35,000
                             08/14/96           20,000

STOCK OPTIONS

Security                 Acquisition Date       Cost
--------------------------------------------------------------------------------
TGalaGen                     03/24/94        $      --
                             02/22/95               --
                             02/22/96               --

                      STATEMENTS OF ASSETS AND LIABILITIES

    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                                                                IAI Capital       IAI Emerging
                                                                             Appreciation Fund    Growth Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $42,182,537, $493,367,564, $16,031,677, and
     $115,787,703, respectively)                                               $  47,264,285     $ 718,951,765
Investments in securities of affiliated issuers, at market
    (Cost: $0, $7,166,846, $0 and $610,366, respectively)                               --           5,877,054
---------------------------------------------------------------------------------------------------------------
    Total investments in securities (see Fund Portfolios)                         47,264,285       724,828,819

Cash in bank on demand deposit                                                        17,091              --

Receivable for investment securities sold                                               --             748,850

Dividends and accrued interest receivable                                              8,663             2,760

Other                                                                                   --               4,285
---------------------------------------------------------------------------------------------------------------
    Total assets                                                                  47,290,039       725,584,714
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                       --             148,711

Payable for investment securities purchased                                        1,533,615         6,501,909
---------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                              1,533,615         6,650,620
---------------------------------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                         $  45,756,424     $ 718,934,094
---------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                                  $      30,840     $     287,846

Additional paid-in capital                                                        39,045,067       432,486,319

Undistributed net investment income (loss)                                           (79,490)       (2,053,516)

Accumulated net realized gain                                                      1,678,259        63,919,036

Unrealized appreciation on investments                                             5,081,748       224,294,409
---------------------------------------------------------------------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK    $  45,756,424     $ 718,934,094
---------------------------------------------------------------------------------------------------------------
    Shares of capital stock outstanding; authorized 10 billion shares each
        of $.01 par value stock                                                    3,084,005        28,784,584
---------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                     $       14.84     $       24.98
---------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                 IAI Growth        IAI Midcap
                                                                                    Fund          Growth Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $42,182,537, $493,367,564, $16,031,677, and
     $115,787,703, respectively)                                               $  17,418,532     $ 145,445,921
Investments in securities of affiliated issuers, at market
    (Cost: $0, $7,166,846, $0 and $610,366, respectively)                               --             534,471
---------------------------------------------------------------------------------------------------------------
    Total investments in securities (see Fund Portfolios)                         17,418,532       145,980,392

Cash in bank on demand deposit                                                          --             430,584

Receivable for investment securities sold                                             23,657              --

Dividends and accrued interest receivable                                              6,791            16,152

Other                                                                                   --                  99
---------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                  17,448,980       146,427,227
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                     11,578              --

Payable for investment securities purchased                                           61,949           749,467
---------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                 73,527           749,467
---------------------------------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                         $  17,375,453     $ 145,677,760
---------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                                  $      14,828     $      78,012

Additional paid-in capital                                                        13,502,899       109,066,120

Undistributed net investment income (loss)                                           (21,716)         (273,928)

Accumulated net realized gain                                                      2,492,587         7,225,233

Unrealized appreciation on investments                                             1,386,855        29,582,323
---------------------------------------------------------------------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK    $   7,375,453     $ 145,677,760
---------------------------------------------------------------------------------------------------------------
    Shares of capital stock outstanding; authorized 10 billion shares each
        of $.01 par value stock                                                    1,482,840         7,801,169
---------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                     $       11.72     $       18.67
---------------------------------------------------------------------------------------------------------------
                            See accompanying Notes to Financial Statements on page 36

                            STATEMENTS OF OPERATIONS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                       SIX MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                                                                       IAI CAPITAL    IAI EMERGING
                                                                                   APPRECIATION FUND   GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
      Dividends (net of foreign income taxes withheld of $0, $0, $0,
         and $1,679, respectively)                                                   $     40,089     $     30,640
      Interest (including $0, $20,595, $0, and $0, respectively, from
         affiliated issuers)                                                               34,534        2,099,903
-------------------------------------------------------------------------------------------------------------------
         Total income                                                                      74,623        2,130,543
-------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Management fees (Note 3)                                                            172,400        4,184,059

      Compensation of Directors                                                               816           24,552
-------------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES                                                                   173,216        4,208,611

         Less fees reimbursed by Advisers or Distributor                                  (19,290)         (24,552)
-------------------------------------------------------------------------------------------------------------------
         NET EXPENSES                                                                     153,926        4,184,059
-------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)                                                     (79,303)      (2,053,516)
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) on investment securities (including $0, ($439,020),
      $0, and $0, respectively, from affiliated issuers)                                1,700,207       63,865,424

   Net change in unrealized appreciation or depreciation on investment securities       4,723,497          959,480
-------------------------------------------------------------------------------------------------------------------
         NET GAIN ON INVESTMENTS                                                        6,423,704       64,824,904
-------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $  6,344,401     $ 62,771,388
-------------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                         IAI GROWTH       IAI MIDCAP
                                                                                            FUND         GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Income
      Dividends (net of foreign income taxes withheld of $0, $0, $0,
         and $1,679, respectively)                                                    $     68,327     $    332,453
      Interest (including $0, $20,595, $0, and $0, respectively, from
         affiliated issuers)                                                                14,941          233,785
--------------------------------------------------------------------------------------------------------------------
         TOTAL INCOME                                                                       83,268          566,238
--------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Management fees (Note 3)                                                             104,984          840,166

      Compensation of Directors                                                                601            4,756
--------------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES                                                                    105,585          844,922

         Less fees reimbursed by Advisers or Distributor                                      (601)          (4,756)
--------------------------------------------------------------------------------------------------------------------
         NET EXPENSES                                                                      104,984          840,166
--------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME (LOSS)                                                      (21,716)        (273,928)
--------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) on investment securities (including $0, ($439,020),
      $0, and $0, respectively, from affiliated issuers)                                 2,509,587        7,441,678

   Net change in unrealized appreciation or depreciation on investment securities       (1,176,543)       1,325,834
--------------------------------------------------------------------------------------------------------------------
         NET GAIN ON INVESTMENTS                                                         1,333,044        8,767,512
--------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $  1,311,328     $  8,493,584
--------------------------------------------------------------------------------------------------------------------
            See accompanying Notes to Financial Statements on page 36

                       STATEMENTS OF CHANGES IN NET ASSETS
    IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH FUND,
                             IAI MIDCAP GROWTH FUND

                                                                                          IAI CAPITAL
                                                                                      APPRECIATION FUND
                                                                                                   Period from
                                                                             Six months ended    February 1, 1996*
                                                                            September 30, 1996   to March 31, 1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                   (UNAUDITED)
    Net investment income (loss)                                            $     (79,303)    $       1,281
    Net realized gains (losses)                                                 1,700,207           (21,948)
    Net change in unrealized appreciation or depreciation                       4,723,497           358,251
--------------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     6,344,401           337,584
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                          (1,468)             --
    Net realized gains                                                               --                --
--------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                         (1,468)             --
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                           52,929,127         9,405,842
    Net asset value of shares issued to shareholders in reinvestment
       of distributions                                                             1,407              --

    Cost of shares redeemed                                                   (22,928,430)         (332,039)
--------------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       30,002,104         9,073,803
--------------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                 36,345,037         9,411,387

NET ASSETS AT BEGINNING OF PERIOD                                               9,411,387              --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $  45,756,424     $   9,411,387
--------------------------------------------------------------------------------------------------------------------
    [including undistributed net investment income (loss) of ($79,490) and
       $1,281 for Capital Appreciation Fund, ($2,053,516) and $0 for Emerging
       Growth Fund, ($21,716) and $0 for GrowthFund, ($273,928) and $0 for
       Midcap Growth Fund]


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                             IAI EMERGING GROWTH FUND
                                                                        Six months ended       Year ended
                                                                        September 30, 1996   March 31, 1996
--------------------------------------------------------------------------------------------------------- ---
OPERATIONS                                                                     (UNAUDITED)
    Net investment income (loss)                                           $  (2,053,516)    $  (2,566,996)
    Net realized gains (losses)                                               63,865,424        57,738,831
    Net change in unrealized appreciation or depreciation                        959,480       157,132,105
-------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   62,771,388       212,303,940
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                           --                --
    Net realized gains                                                       (40,957,058)      (11,559,601)
-------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                   (40,957,058)      (11,559,601)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                         297,825,137       881,980,833
    Net asset value of shares issued to shareholders in reinvestment
       of distributions                                                       39,859,387        11,213,745
    Cost of shares redeemed                                                 (294,452,954)     (782,924,628)
-------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      43,231,570       110,269,950
-------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                65,045,900       311,014,289

NET ASSETS AT BEGINNING OF PERIOD                                            653,888,194       342,873,905
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $ 718,934,094     $ 653,888,194
-------------------------------------------------------------------------------------------------------------

    [including undistributed net investment income (loss) of ($79,490) and $1,281 for Capital Appreciation Fund, ($2,053,516) and $0 for Emerging
       Growth Fund, ($21,716) and $0 for GrowthFund, ($273,928) and $0 for
       Midcap Growth Fund]



[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                       IAI GROWTH FUND
                                                                            Six months ended       Year ended
                                                                            September 30, 1996   March 31, 1996
-----------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                    (UNAUDITED)
    Net investment income (loss)                                             $     (21,716)    $      (8,751)
    Net realized gains (losses)                                                  2,509,587         3,286,766
    Net change in unrealized appreciation or depreciation                       (1,176,543)          135,197
-----------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      1,311,328         3,413,212
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                             --             (49,876)
    Net realized gains                                                          (1,421,734)       (1,584,209)
-----------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                      (1,421,734)       (1,634,085)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                             7,200,015         6,914,431
    Net asset value of shares issued to shareholders in reinvestment
       of distributions                                                          1,415,562         1,618,691
    Cost of shares redeemed                                                     (8,209,187)      (20,026,543)
-----------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           406,390       (11,493,421)
-----------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                     295,984        (9,714,294)

NET ASSETS AT BEGINNING OF PERIOD                                               17,079,469        26,793,763
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                  $  17,375,453     $  17,079,469
-----------------------------------------------------------------------------------------------------------------
    [including undistributed net investment income (loss) of ($79,490) and
       $1,281 for Capital Appreciation Fund, ($2,053,516) and $0 for Emerging
       Growth Fund, ($21,716) and $0 for GrowthFund, ($273,928) and $0 for
       Midcap Growth Fund]



[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                  IAI MIDCAP GROWTH FUND
                                                                            Six months ended       Year ended
                                                                            September 30, 1996   March 31, 1996
-------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                    (UNAUDITED)
    Net investment income (loss)                                             $    (273,928)    $    (369,422)
    Net realized gains (losses)                                                  7,441,678         4,572,382
    Net change in unrealized appreciation or depreciation                        1,325,834        17,556,306
-------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      8,493,584        21,759,266
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                             --                --
    Net realized gains                                                          (1,641,033)       (6,609,822)
-------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                      (1,641,033)       (6,609,822)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                            48,742,457        83,519,076
    Net asset value of shares issued to shareholders in reinvestment
       of distributions                                                          1,583,357         6,260,134

    Cost of shares redeemed                                                    (33,875,401)      (70,629,305)
-------------------------------------------------------------------------------------------------------------
       Increase (decrease) in net assets from capital share transactions        16,450,413        19,149,905
-------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                  23,302,964        34,299,349

NET ASSETS AT BEGINNING OF PERIOD                                              122,374,796        88,075,447
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                  $ 145,677,760     $ 122,374,796
-------------------------------------------------------------------------------------------------------------
    [including undistributed net investment income (loss) of ($79,490) and
       $1,281 for Capital Appreciation Fund, ($2,053,516) and $0 for Emerging
       Growth Fund, ($21,716) and $0 for GrowthFund, ($273,928) and $0 for
       Midcap Growth Fund]


*Commencement of Operations


                              FINANCIAL HIGHLIGHTS
                          IAI CAPITAL APPRECIATION FUND

  PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
        AND SELECTED INFORMATION FOR THE PERIOD INDICATED IS AS FOLLOWS:

IAI CAPITAL APPRECIATION FUND
                                                                    Period
                                                                from February 1,
                                            Six months ended     1996**** to
                                           September 30, 1996   March 31, 1996
-----------------------------------------------------------------------------
NET ASSET VALUE                                   (UNAUDITED)

    Beginning of period                        $       11.24     $      10.00
                                               -------------     ------------

OPERATIONS

    Net investment income (loss)                        (.03)             --
    Net realized and unrealized gains                   3.63             1.24
                                               -------------     ------------
       TOTAL FROM OPERATIONS                            3.60             1.24
                                               -------------     ------------

NET ASSET VALUE

    End of period                              $       14.84     $      11.24
                                               -------------     ------------

Total investment return*                               32.04%           12.40%

Net assets at end of period (000's omitted)    $      45,756       $    9,411

RATIOS
    Expenses to average net assets***                   1.25%**          1.25%**
    Net investment income (loss)
       to average net assets***                        (0.64%)**         0.23%**
    Portfolio turnover rate
       (excluding short-term securities)                57.0%             1.2%

 * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.

 **   Annualized

 *** The Fund's adviser voluntarily waived $19,290 and $827 in expenses for the six months ended September 30, 1996 and the period ended March 31, 1996, respectively. If the Fund had been charged these expenses, the ratio of expenses to average daily net assets would have been 1.40% and 1.40%, respectively, and the ratio of net investment income to average daily net assets would have been (.79%) and .08%, respectively.

 **** Commencement of operations

                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND

  PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT  EACH PERIOD
        AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI EMERGING GROWTH FUND
                                             Six months                                                               Period from
                                               ended                         Years ended March 31,                 August 5, 1991***
                                           September 30, 1996    1996         1995           1994          1993    to March 31, 1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               (UNAUDITED)

    Beginning of period                        $  24.08        $ 15.83        $ 15.20        $ 13.47        $ 11.91       $ 10.00
                                               ----------------------------------------------------------------------------------

OPERATIONS

    Net investment income (loss)                   (.07)          (.09)          (.07)          (.10)          (.05)          .01
    Net realized and unrealized gains              2.41           8.77           1.42           2.18           2.37          1.91

       TOTAL FROM OPERATIONS                       2.34           8.68           1.35           2.08           2.32          1.92
                                               ----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                           --              --            --             --             --           (.01)
    Net realized gains                            (1.44)          (.43)          (.72)          (.35)          (.76)           --
                                               ----------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                        (1.44)          (.43)          (.72)          (.35)          (.76)         (.01)
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE

    End of period                               $ 24.98        $ 24.08        $ 15.83        $ 15.20        $ 13.47       $ 11.91
                                               ----------------------------------------------------------------------------------

Total investment return*                           9.90%         55.20%         10.23%         15.43%         21.90%        19.23%

Net assets at end of period (000's omitted)    $718,934      $ 653,888      $ 342,874      $ 225,510      $ 131,514     $  38,110

RATIOS

    Expenses to average net assets                 1.19%**        1.24%          1.25%          1.25%          1.25%         1.25%**
    Net investment income (loss)
       to average net assets                      (0.58%)**      (0.52%)        (0.54%)        (0.77%)        (0.72%)        0.14%**
    Portfolio turnover rate
       (excluding short-term securities)           31.3%          62.8%          58.1%          76.3%          96.1%        126.6%

*    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**   Annualized
***  Commencement of operations

                              FINANCIAL HIGHLIGHTS
                                 IAI GROWTH FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
               THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR
                      EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI GROWTH FUND

                                                   Six month                        Period from       Period from
                                                     ended         Year ended    August 1, 1994 to  August 6, 1993***
                                              September 30, 1996  March 31, 1996   March 31, 1995   to July 31, 1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                   (UNAUDITED)

    Beginning of period                            $ 11.89          $ 10.95        $ 9.87         $ 10.00
-------------------------------------------------------------------------------------------------------------------

OPERATIONS

    Net investment income (loss)                     (.01)             --             .04             .01
    Net realized and unrealized gains (losses)        .93              1.93          1.07            (.13)
-------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                          .92              1.93          1.11            (.12)
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                              --              (.03)         (.03)           (.01)
    Net realized gains                              (1.09)             (.96)           --              --
-------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                          (1.09)             (.99)         (.03)           (.01)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

    End of period                                $  11.72         $   11.89      $   10.95        $  9.87
-------------------------------------------------------------------------------------------------------------------

Total investment return*                             8.24%            18.01%         11.24%         (1.21%)

Net assets at end of period (000's omitted)       $17,375          $ 17,079       $ 26,794        $14,408

RATIOS

    Expenses to average net assets                   1.25%**           1.25%          1.25%**        1.25%**
    Net investment income (loss) to average
       net assets                                   (0.26%)**         (0.04%)         0.61%**        0.16%**
    Portfolio turnover rate
       (excluding short-term securities)            101.2%             92.8%          68.7%         105.4%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

**  Annualized
*** Commencement of operations

                              FINANCIAL HIGHLIGHTS
                             IAI MIDCAP GROWTH FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
               THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR
                      EACH PERIOD INDICATED ARE AS FOLLOWS:

IAI MIDCAP GROWTH FUND
                                              Six months                                             Period from
                                                 ended                Years ended March 31,       April 10, 1992***
                                          September 30, 1996      1996        1995       1994      to March 31, 1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               (UNAUDITED)

   Beginning of period                          $ 17.70         $  15.35     $ 13.67    $ 11.88       $ 10.00
-------------------------------------------------------------------------------------------------------------------

OPERATIONS

   Net investment income (loss)                    (.04)            (.05)       (.04)      (.04)          .02
   Net realized and unrealized gains               1.23             3.50        2.35       1.99          1.89
-------------------------------------------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                        1.19             3.45        2.31       1.95          1.91
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                             --              --          --         --           (.03)
   Net realized gains                              (.22)           (1.10)       (.63)      (.16)          --

-------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                          (.22)           (1.10)       (.63)      (.16)         (.03)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

   End of period                                $ 18.67          $ 17.70     $ 15.35    $ 13.67       $ 11.88
-------------------------------------------------------------------------------------------------------------------

Total investment return*                           6.74%           23.51%      17.63%     16.40%        19.09%

Net assets at end of period (000's omitted)    $145,678        $ 122,375    $ 88,075   $ 56,618      $ 22,070

RATIOS

   Expenses to average net assets                  1.25%**          1.25%       1.25%      1.25%         1.25%**
   Net investment income (loss)
      to average net assets                       (0.41%)**        (0.36%)     (0.33%)    (0.45%)        0.24%**
   Portfolio turnover rate
      (excluding short-term securities)            24.1%            29.8%       51.3%      49.7%         57.6%

*     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**    Annualized
***   Commencement of operations

                          NOTES TO FINANCIAL STATEMENTS

       IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI GROWTH
                          FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. Capital Appreciation Fund commenced operations on February 1, 1996. The Funds have an overall objective of long-term appreciation through investment in equity securities. This report covers only the Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund (the Funds).

On November 9, 1994 the Board of Directors elected to change the fiscal year end of the Growth Fund from July 31 to March 31. Accordingly, certain information for the Growth Fund is presented for the eight-month period from August 1, 1994 to March 31, 1995.

Emerging Growth Fund has closed to new investors as of February 1, 1996. Emerging Growth Fund's current shareholders and certain others may continue to add to an existing account. The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Securities, including debt securities and restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith as determined by the Board of Directors.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risk of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Fund is subject to credit risk that the other party will not complete obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes Capital Appreciation Fund has a capital loss carryover of approximately $22,000, at March 31, 1996 which, if not offset by subsequent capital gains, will expire in 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS
AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund have available lines of credit of $8,000,000, $14,851,289, $5,738,422 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended March 31, 1996, the Funds paid $139, $2,094, $539, and $131, respectively, in interest on the line of credit at an average rate of 8.25%. Advances under the line of credit totalled $148,711 and $11,578 for the Emerging Growth Fund and the Growth Fund, respectively. There were no borrowings outstanding at September 30, 1996 for the Capital Appreciation Fund and the Midcap Growth Fund.

At September 30, 1996, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:

LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
--------------------------------------------------------------------------------
                                EMERGING GROWTH FUND          MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
Alta Berkeley III L.P.                  $    80,000                  $        --
Spectrum Equity Investors L.P.              464,000                      232,000
--------------------------------------------------------------------------------
Total commitments                       $   544,000                  $   232,000
--------------------------------------------------------------------------------

[2] COMMITMENTS AND CONTINGENCIES (CONT.)

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership. The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

[3] FEES AND EXPENSES

Under terms of each Funds' Management Agreements, Adviser is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest, extraordinary expenses and compensation of Directors), in return for each Fund paying an all inclusive management fee to Advisers. This fee is paid monthly and is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) of each Funds' average daily net assets, which declines to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) as each Fund's assets increase.

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock.
Transactions in shares of capital stock during the periods indicated were as follows:

                                            CAPITAL                                   EMERGING
                                         APPRECIATION                                  GROWTH
                                             FUND                                       FUND
------------------------------------------------------------------------------------------------------------
                               Six months           Period from            Six months             Year ended
                                  ended           February 1, 1996*           ended                March 31,
                           September 30, 1996     to March 31, 1996     September 30, 1996           1996
------------------------------------------------------------------------------------------------------------
 Sold                            3,965,984               868,372            11,998,367            44,205,393
 Issued for reinvested
   distributions                       106                  --               1,638,955               532,973
 Redeemed                       (1,719,760)              (30,697)          (12,005,292)          (39,239,973)
------------------------------------------------------------------------------------------------------------
 Increase in
   shares outstanding            2,246,330               837,675             1,632,030             5,498,393
------------------------------------------------------------------------------------------------------------

                                                                                      MIDCAP
                                               GROWTH                                 GROWTH
                                                FUND                                   FUND
----------------------------------------------------------------------------------------------------------
                                  Six months           Year ended         Six months            Year ended
                                    ended               March 31,            ended               March 31,
                              September 30, 1996          1996         September 30, 1996          1996
----------------------------------------------------------------------------------------------------------
Sold                               630,293              583,267            2,672,994            5,168,818
Issued for reinvested
  distributions                    127,184              141,851               86,664              399,203
Redeemed                          (710,805)          (1,736,639)          (1,873,915)          (4,388,825)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in
  shares outstanding                46,672           (1,011,521)             885,743            1,179,196
----------------------------------------------------------------------------------------------------------
* Commencement of operations

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                               Purchases                 Sales
--------------------------------------------------------------------------------
  CAPITAL APPRECIATION FUND                 $  42,932,084           $ 13,841,559
  EMERGING GROWTH FUND                      $ 198,402,533           $195,403,885
  GROWTH FUND                               $  15,954,436           $ 19,501,170
  MIDCAP GROWTH FUND                        $  43,250,818           $ 30,163,995

RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at September 30, 1996, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15 percent of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

At September 30, 1996 the Funds held restricted securities as follows:

                                                  Market                 % of
                                                   Value              Net Assets
--------------------------------------------------------------------------------
  IAI EMERGING GROWTH FUND                       $ 21,485,399              3.0%
  IAI MIDCAP GROWTH FUND                        $   2,381,644              1.6%

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                            Secondary
IAI Fund                      Primary Objective             Objective         Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation              --            Equity securities of companies in developing countries
COUNTRIES FUND
------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation            Income          Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation              --            Common stocks of small- to medium-sized
(CLOSED TO NEW INVESTORS AS OF 2/1/96)                                        emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation              --            Common stocks of small- to medium-sized
APPRECIATION FUND                                                             growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation              --            Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation              --            Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation              --            Common stocks with potential for above-average
                                                                              growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation              --            Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation              Income        Common stocks with potential for long-term
                                                                              appreciation, and common stocks that are expected to
                                                                              produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return                      Income        Common stocks, investment-grade bonds and
                              [Capital Appreciation + Income]                 short-term instruments
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income              Capital Preservation        Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income              Capital Preservation        U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity               Income        The portfolio has a maximum average maturity of 25
                                                                              months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity               Income        The portfolio's average dollar-weighted maturity is
                                                                              less than 90 days, investing in high quality, money
                                                                              market securities
------------------------------------------------------------------------------------------------------------------------------------


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                                   DISTRIBUTOR
                              IAI Securities, Inc.


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch

                               W. William Hodgson

                                 George R. Long

                                  Noel P. Rahn

                              Richard E. Struthers

                                J. Peter Thompson

                               Charles H. Withers




   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700